JANUARY 27, 2017

SUMMARY PROSPECTUS

BlackRock Large Cap Series Funds, Inc.    |   Service Shares

>	BlackRock Large Cap Growth Fund Service: MSLHX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 537-4942 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 27, 2017, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Large Cap Growth Fund

Investment Objective

The investment objective of BlackRock Large Cap Growth Fund (“Growth Fund” or the “Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of Growth Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Service Shares
Management Fee[1,2]	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.47%
Administration Fee	0.25%
Miscellaneous Other Expenses	0.22%
Acquired Fund Fees and Expenses[3]	0.01%
Total Annual Fund Operating Expenses[3]	1.23%
Fee Waivers and/or Expense Reimbursements[2,4]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,4]	1.14%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Growth Fund and Growth Fund’s share of the allocated expenses of Master Large Cap Growth Portfolio (“Master Growth Portfolio” or the “Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”). Management Fees are paid by Master Growth Portfolio.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 32, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Portfolio’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2018. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Portfolio.
[3]	Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 32, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.13% of average daily net assets through January 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$116	$381	$667	$1,481

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

Growth Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, primarily common stock, of large cap companies located in the United States that BlackRock selects from among those that are, at the time of purchase, included in the Fund’s benchmark, the Russell 1000® Growth Index. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Large cap companies are companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of June 24, 2016, the most recent rebalance date, the lowest market capitalization in this group was $2.1 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

The Fund is a “feeder” fund that invests all of its assets in Master Growth Portfolio, which has the same investment objective and strategies as the Fund. All investments are made at the Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Portfolio. For simplicity, the prospectus uses the terms “Growth Fund” or “Fund” (as applicable) to include the Portfolio.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Growth Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of the principal risks of investing in the Fund.

■	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

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Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Growth Index. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Service Shares
ANNUAL TOTAL RETURNS1
Growth Fund
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.21% (quarter ended March 31, 2012) and the lowest return for a quarter was –19.32% (quarter ended September 30, 2011).

As of 12/31/16 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
BlackRock Large Cap Growth Fund — Service Shares
Return Before Taxes	7.59%	13.80%	6.75%
Return After Taxes on Distributions	6.04%	11.83%	5.77%
Return After Taxes on Distributions and Sale of Shares	5.60%	10.77%	5.30%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	7.08%	14.50%	8.33%

[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal period ended September 30, 2009 in a settlement of litigation.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Investment Manager

Growth Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares, you should contact your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. and their respective affiliates) (each a “Financial Intermediary”), or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums for Service Shares generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Service Shares
Minimum Initial Investment	$5,000.
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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